EXHIBIT 99.1

Execution Version

CCO HOLDINGS, LLC
CCO HOLDINGS CAPITAL CORP.
CCOH Safari, LLC

$1,500,000,000 5.500% Senior NOTES DUE 2022

$2,000,000,000 5.750% Senior NOTES DUE 2024

UNDERWRITING AGREEMENT

Dated October 29, 2014

October 29, 2014
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
As representatives of the Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
200 West Street
New York, NY 10282
Ladies and Gentlemen:
CCOH Safari, LLC, a Delaware limited liability company (“Safari II”), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of $1,500,000,000 principal amount of 5.500% Senior Notes due 2022 (the “2022 Notes”) an aggregate of $2,000,000,000 principal amount of 5.750% Senior Notes due 2024 (the “2024 Notes” and, together with the 2022 Notes, the “Notes”). Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated have agreed to act as representatives (the “Representatives”) on behalf of the several Underwriters. The Notes will be issued pursuant to an Indenture to be dated as of November 5, 2014 (the “Base Indenture”) among Safari II, CCO Holdings, LLC, a Delaware limited liability company (the “Company”), CCO Holdings Capital Corp., a Delaware corporation (“CCOH Capital” and, together with Safari II and the Company, the “Issuers”) Charter Communications, Inc., a Delaware corporation (the “Guarantor”), and The Bank of New York Mellon N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture and second supplemental indenture, each to be dated as of the Closing Date (as defined below) (together with the Base Indenture, the “Indenture”) among Safari II, the Guarantor and the Trustee. The Notes will be guaranteed on a senior unsecured basis by the Guarantor (the “Guarantee” and, together with the Notes, the “Securities”).
The Issuers and the Guarantor have prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-3 (File No. 333-199655), as amended, including a prospectus (the “Base Prospectus”). The Issuers have also filed, or propose to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement relating to the Securities (the “Prospectus Supplement”). Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Base Prospectus as sup-

plemented by the Prospectus Supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with the confirmation of sales of the Securities and the term “Preliminary Prospectus” means the preliminary prospectus supplement dated October 29, 2014 specifically relating to the Securities together with the Base Prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Base Prospectus, Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
At or prior to the time when sales of the Notes were first made on October 29, 2014 at 5:30 p.m. (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto, if any, as constituting part of the Time of Sale Information.
On or prior to November 5, 2014 (the “Closing Date”), Safari II will enter into an escrow agreement (the “Escrow Agreement”) with the Trustee and an escrow agent (the “Escrow Agent”), pursuant to which Safari II will deposit with the Escrow Agent the gross proceeds received by Safari II from the offering of the Securities sold pursuant to this Agreement on the Closing Date, together with an additional amount in cash equal to the accrued interest on the Notes through the first interest payment date and that, when taken together with the proceeds of the offering of the Securities deposited into the Escrow Account, will be sufficient to fund a Special Mandatory Redemption (as defined in the Time of Sale Information) of each series of the Notes on the first scheduled interest payment date for the Notes, if a Special Mandatory Redemption were to occur on such date (collectively, with any other property from time to time held by the Escrow Agent, the “Escrow Property”). The Escrow Property will be held by the Escrow Agent in an escrow account (the “Escrow Account”) in accordance with the terms and provisions set forth in the Escrow Agreement, and released in accordance with the terms and provisions set forth in the Escrow Agreement. Under certain circumstances described in the Time of Sale Information, the Securities shall be mandatorily redeemed by Safari II (the “Special Mandatory Redemption” and the date of the Special Mandatory Redemption, the “Special Mandatory Redemption Date”). If the Escrow Conditions (as defined in the Escrow Agreement) are satisfied and the Escrow Agent receives the officers’ certificate described under the Escrow Agreement, the Escrow Agent shall release the Escrow Property, to or at the order of Safari II (such release, the “Escrow Release,” and the date of such release, the “Escrow Release Date”).
On the Escrow Release Date, the Issuers will acquire (the “Acquisition”) certain assets and equity interests formerly owned by Time Warner Cable, Inc. from Comcast Corporation, as further described in the Time of Sale Information (the “Acquired Business”).
This Agreement, the Securities, the Indenture (including the Guarantee), the Escrow Agreement and the related agreements and instruments to which the Issuers or the Guarantor of any of its subsidiaries is a signatory are referred to herein as the “Transaction Documents.”
1.Representations and Warranties of the Issuers and the Guarantor. Each of the Issuers and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the

Underwriters (it being understood that all representations and warranties of the Acquired Business are made to the knowledge of the Issuers and the Guarantor) that:

(a)No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, as of its date, the Time of Sale Information, at the Time of Sale and at the Time of Delivery, and the Prospectus, as of its date and at the Time of Delivery, and any amendments or supplements thereto do not and will not contain an untrue statement of a material fact required to be stated therein or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished in writing to the Issuers by or on behalf of an Underwriter through Goldman, Sachs & Co. expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(b)None of the Issuers or the Guarantor (including their respective agents and representatives, other than the Underwriters in their capacity as such) have prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto, which constitute part of the Time of Sale Information, and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Information, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantor make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through Goldman, Sachs & Co. expressly for use in any Issuer Free Writing Prospectus; the Issuers and the Guarantor have prepared an investor presentation (the “Investor Presentation”), dated as of October 29, 2014, to be used in connection with the marketing of the Securities.  The Investor Presentation, when taken together with the Time of Sale Information, did not, and at the Time of Delivery, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantor make no representation and warranty with respect to any statements or omissions made in the Time of Sale Information in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers by such Underwriter through Goldman, Sachs & Co. expressly for use in the Time of Sale Information.

(c)The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Issuers or any of their affiliates. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Guarantor, the Issuers or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Time of Delivery, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantor make no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through Goldman, Sachs & Co. expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto;

(d)None of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business has sustained since the date of the latest audited financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any change in the capital stock, limited liability company interests or partnership interests, as the case may be, or long-term debt of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members’ or stockholders’ equity or results of operations of the Guarantor and its subsidiaries, taken as a whole, or the Acquired Business otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus;

(e)Each of the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business has good and marketable title to all real property and good and valid title to all personal property owned by it or reflected as owned by it in the financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Registration Statement, the Time of Sale Information and the Prospectus or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business; and any real property and buildings held under lease by the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business are held by them under valid, subsist-

ing and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business;

(f)Each of the Issuers has been duly formed or incorporated, as the case may be, and is validly existing as a limited liability company or corporation, as the case may be, under the laws of the State of Delaware and the Guarantor has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business in and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members’ or stockholders’ equity or results of operations of the Issuers, the Guarantor and their respective subsidiaries, taken as a whole (a “Material Adverse Effect”); each of the Issuers’ and the Guarantor’s respective subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, in each case except such as would, individually or in the aggregate, not result in a Material Adverse Effect. Each of Safari II and CCOH Capital has no subsidiaries;

(g)All the outstanding ownership interests of the Issuers and the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Guarantor (each a “Significant Subsidiary”) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Time of Sale Information and the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

(h)This Agreement has been duly authorized and executed by each of the Issuers and the Guarantor;

(i)Each of the Issuers and the Guarantor has all necessary corporate or limited liability company power and authority, as appropriate, to execute and deliver this Agreement, and to perform all of its obligations hereunder;

(j)Each of the Issuers and the Guarantor has taken all necessary limited liability company action or corporate action to authorize the issuance of the Notes and the Guarantee, as applicable, and the execution, delivery and performance of this Agreement and the Indenture;

(k)The Notes have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to, and paid for, by the Underwriters in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers enforceable against them in accordance with the terms of the Indenture, and will be entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(l)The Indenture has been duly authorized, and when executed and delivered by the Issuers and the Guarantor (assuming the due execution and delivery thereof by the Trustee), will constitute a valid and legally binding instrument, enforceable against the Issuers and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Indenture meets the requirements for qualification under the Trust Indenture Act; and the Indenture will conform in all material respects to the descriptions thereof in the Time of Sale Information and the Prospectus;

(m)The Escrow Agreement has been duly authorized, and when executed and delivered by Safari II (assuming the due execution and delivery thereof by the Trustee and the Escrow Agent), will constitute a valid and legally binding instrument, enforceable against Safari II in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and the Escrow Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Information and the Prospectus;

(n)The documents or sections of documents incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus complied as of the Time of Sale, in all material respects with all applicable requirements of the Securities Act and the Exchange Act and when read together with the Time of Sale Information and the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o)The Guarantee has been duly authorized by the Guarantor and, upon execution of the Indenture by the Guarantor and when the Notes have been duly executed, authenticated and delivered as provided in the Indenture and paid for as provided herein, will constitute a valid and legally binding obligation of the Guarantor in accordance with its terms, enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights, to general equity principles;

(p)None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(q)Prior to the date hereof, none of the Issuers or the Guarantor nor any of their respective affiliates has taken any action which is designed to or which has constituted or which, individually or in the aggregated, would have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers in connection with the offering of the Securities;

(r)The issue and sale of the Securities and the compliance by the Issuers and the Guarantor with all provisions of each of the Transaction Documents, including those described under the caption “Description of Notes” in the Time of Sale Information and the Prospectus and the consummation of the transactions herein and therein contemplated (including the granting of the security interest in the Escrow Account and the Escrow Property) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is a party or by which the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is bound or to which any of the property or assets of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business or any of their properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the “Cable Acts”) or any order, rule or regulation of the Federal Communications Commission (the “FCC”), except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Issuers or the Guarantor from performing any of their respective obligations under this Agreement or any of the other Transaction Documents to which they are, or are to be, a party; nor will such action result in any violation of the certificate of formation or limited liability company agreement of the Company or Safari II or the certificate of incorporation or bylaws of CCOH Capital; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the issue and sale of the Securities or the consummation by the Issuers or the Guarantor of the transactions contemplated in this paragraph (q), except (i) such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained and (ii) such as may be required under state or foreign securities laws in connection with the purchase and resale of the Securities by the Underwriters;

(s)None of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business or any of their properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect;

(t)The statements set forth under the caption “Description of Notes,” insofar as it purports to constitute a summary of the terms of the Notes and under the captions “Risk Factors,” “Description of Certain Indebtedness” and “Certain United States Federal Income Tax Consequences” in the Time of Sale Information and the Prospectus insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

(u)Other than as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending (including, without limitation, by the FCC or any franchising authority) to which the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is a party or of which any property of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is the subject which, if determined adversely with respect to the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business, would, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Issuers and the Guarantor and, except as disclosed in the Time of Sale Information and the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(v)Each of the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business carries insurance (including, without limitation, self-insurance) in such amounts and covering such risks as in the reasonable determination of each of the Issuers and the Guarantor is adequate for the conduct of its business and the value of its properties;

(w)Except as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business which is pending or, to the knowledge of the Issuers or the Guarantor, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

(x)None of the Issuers or the Guarantor is, or after giving effect to the offering and sale of the Notes will be, an “investment company” or any entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(y)The consolidated financial statements (including the notes thereto), contained in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as otherwise noted therein). The selected historical financial data contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto. The pro forma financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Time of Sale Information and the Prospectus.

(z)KPMG LLP, who has certified the annual financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Issuer;

(aa)(i) KPMG LLP, who has certified the annual financial statements of Bresnan Broadband Holdings, LLC incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Issuers, (ii) Ernst & Young LLP, who has certified the annual financial statements of TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (A Carve-Out of Time Warner Cable Inc.) (“TWC”) incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Issuers and (iii) Deloitte & Touche LLP, who has certified the annual financial statements of Comcast Cable Systems to be Contributed to Midwest Cable, Inc. (“Comcast”) incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Issuers;

(bb)    The Issuers, the Guarantor, their respective subsidiaries and the Acquired Business own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, “Intellectual Property”) necessary to conduct the business now or proposed to be operated by each of them as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Issuers, the Guarantor, their respective subsidiaries or the Acquired Business has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

(cc)    Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all requirements under the Cable Acts, and all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Time of Sale Information and the Prospectus, except to the extent that the failure to so obtain, declare or file would not, individually or in the aggregate, have a Material Adverse Effect;

(dd)    The Issuers, the Guarantor, their respective subsidiaries and the Acquired Business have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof and have paid all taxes required to be paid by them, except where the failure to so file such returns or so pay would not, individually or in the aggregate, have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Issuers, the Guarantor, the Acquired Business or any of the Issuers’ subsidiaries (other than those for which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(ee)    Each of the Issuers, the Guarantor and their respective subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transac-

tions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(ff)    Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus: (i) each of the franchises held by, or necessary for any operations of, the Issuers and their subsidiaries and the Acquired Business that are material to the Issuers and their subsidiaries, taken as a whole, or the Acquired Business, as applicable, is in full force and effect, with no material restrictions or qualifications; (ii) to the knowledge of the Issuers, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Issuers and the Issuers’ subsidiaries or the Acquired Business, as applicable, in such franchises; and (iii) the Issuers have no reason to believe that any franchise that is material to the operation of the Issuers and their subsidiaries or the Acquired Business will not be renewed;

(gg)    Each of the programming agreements entered into by, or necessary for any operations of, the Issuers, the Guarantor, their respective subsidiaries or the Acquires Business that are material to the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business, taken as a whole, is in full force and effect (or in any cases where the Issuer, the Guarantor, their respective subsidiaries or the Acquired Business and any suppliers of content are operating in the absence of an agreement, such content providers and the Issuers and their subsidiaries and the Acquired Business provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including, without limitation, situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the knowledge of the Issuers, no event has occurred (or with notice of lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect;

(hh)    The Issuers, the Guarantor, their respective subsidiaries and the Acquired Business (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, for purposes of clauses (i) through (iii) above, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

(ii)    None of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business and, to the knowledge of the Issuers and the Guarantor, no director, officer,

agent, employee or other person associated with or acting on behalf of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(jj)    The operations of the Issuers, the Guarantor, their respective subsidiaries and the Acquired Business are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers and the Guarantor, threatened;

(kk)    None of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business or, to the knowledge of the Issuers and the Guarantor, no director, officer, agent, employee or affiliate of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither the Issuers nor the Guarantor will directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(ll)    Immediately after the consummation of this offering (including after giving effect to the execution, delivery and performance of this Agreement and the Indenture and the issuance and sale of the Securities), (i) the fair market value of the assets of each of the Guarantor and the Issuers, each on a consolidated basis with their respective subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (ii) the present fair saleable value of the assets of each of the Guarantor and the Issuers, each on a consolidated basis with its subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (iii) each of the Guarantor and the Issuers, each on a consolidated basis with its subsidiaries, is and will be able to pay its debts, on a consolidated basis with its subsidiaries, as such debts respectively mature or otherwise become absolute or due; and (iv) each of the Guarantor and the Issuer, on a consolidated basis with its subsidiaries, does not have and will not have unreasonably small capital with which to conduct its respective operations;

(mm)    The Issuers and the Guarantor each maintain a system of disclosure controls and procedures to ensure that material information relating to the Issuers and the Guarantor, including their consolidated subsidiaries, is made known to each of them by others within those entities, particularly during the period in which the periodic reports are being prepared;

(nn)    There is, and has been, no failure on the part of the Issuers, the Guarantor or their respective subsidiaries, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

(oo)    The statistical and market-related data included in the Time of Sale Information and the Prospectus are based on or derived from sources that the Issuers believe to be reliable and accurate;

(pp)    Each of the material relationships and transactions specified in Item 404 of Regulation S‑K have been so described in each of the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto);

(qq)    To the knowledge of the Issuers and the Guarantor, the financial information related to each of Bresnan Broadband Holdings, LLC, TWC and Comcast and their respective subsidiaries incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus is accurate in all material respects and is derived from financial statements prepared in accordance with GAAP; and

(rr)    On the Closing Date, Safari II will own, have rights in, and have the power and authority to assign rights in, the Escrow Property, free and clear of any liens, except those created pursuant to the Escrow Agreement. Upon execution and delivery of the Escrow Agreement and the deposit of the Escrow Property into the Escrow Account, the Escrow Agent will hold, for the benefit of the Trustee and the holders of the Securities, a perfected first-priority security interest in the Escrow Property.

2.Purchase and Sale. Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuers the principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I hereto, at an aggregate purchase price of (a) with respect to the 2022 Notes, 100.000% of the aggregate principal amount thereof and (b) with respect to the 2024 Notes, 100.000% of the aggregate principal amount thereof. Upon satisfaction of the Escrow Conditions on the Escrow Release Date, as compensation for the services rendered by the Underwriters to the Issuers in respect of the issuance and sale of the Securities, the Issuers and the Guarantor, jointly and severally, agree to pay the Underwriters a commission in the amount of 1.125% of the principal amount of the Securities issued on the Closing Date (the “Underwriters’ Commission”), with such Underwriters’ Commission, to be paid on behalf of the Issuers directly to the Representatives on behalf of the Underwriters by the Escrow Agent on the Escrow Release Date; provided that the Issuers shall be entitled to an aggregate credit against the Underwriting Commission (which shall be provided on a pro rata basis by each of the Underwriters in proportion to their respective economics hereunder) equal to the aggregate amount of the fee payable by Charter Communications Operating, LLC pursuant to Section 1 of the Fee Letter (as defined in the Second Commitment Letter Amendment referred to below) with respect to the amount of the commitment reductions under the Commitment Letter (as defined in the Second Commitment Letter) that become effective at the Time of Delivery pursuant to that Second Amendment to Commitment Letter and Fee Letter, dated as of the date hereof, by and among Charter Communications Operating, LLC and the financial institutions party thereto (the “Second Commitment Letter Amendment”)

3.Representations, Warranties and Covenants of the Underwriters. Upon the authorization by the Issuers of the release of the Securities, the Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus, and each Underwriter, severally and not jointly, hereby represents and warrants to, and agrees with the Issuers and the Guarantor that:

(a)it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers or the Guarantor; and

(b)it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

4.Delivery and Payment.

(a)The Notes to be purchased by each Underwriter hereunder will be represented by definitive global notes in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company (“DTC”) or its designated custodian. The Issuers will deliver the Notes to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds wired to the Escrow Account in accordance with the written instructions of the Company, by causing DTC to credit the Notes to the account of Goldman, Sachs & Co. at DTC. The Issuers will cause the certificates representing the Notes to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on November 5, 2014 or such other time and date as Goldman, Sachs & Co. and the Issuers may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b)The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including, without limitation, the cross-receipt for the Notes and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at such time and date at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005 or such other location as the parties mutually agree (the “Closing Location”), and the Notes will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.Agreements. Each of the Issuers and the Guarantor, jointly and severally, agrees with each of the Underwriters:

(a)That the Issuers will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Term Sheet in the form of Annex B hereto) to the extent required by Rule 433 under the Securities Act, and the Issuers and the Guarantor will file promptly all reports and any definitive proxy or information statements required to be filed by the Issuers and the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and

the Issuers will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Issuers will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery;

(b)That before finalizing the Prospectus or making or distributing any amendment or supplement to any of the Registration Statement, Time of Sale Information or the Prospectus or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Underwriters and counsel for the Underwriters a copy of the proposed Prospectus or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Prospectus, amendment or supplement or file any such document with the Commission to which the Underwriters reasonably object;

(c)That before making, preparing, using, authorizing, approving or referring to any Issuer Free Writing Prospectus, the Issuers will furnish to the Underwriters and counsel for the Underwriters a copy of such Issuer Free Writing Prospectus for review and will not make, prepare, use, authorize, approve or refer to any such Issuer Free Writing Prospectus to which the Underwriters reasonably object;

(d)Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction;

(e)The Issuers will deliver, without charge, to the Representatives, during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request and each amendment or supplement thereto signed by an authorized officer of each of the Issuers with the independent accountants’ reports in the Prospectus, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in, such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the Prospectus Delivery Period, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer;

(f)That if at any time during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information or Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information or Prospectus to comply with law, the Issuers will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Underwriters such amendments or supplements to any of the Time of Sale Information or Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information or Prospectus as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information or Prospectus will comply with law;

(g)That during the period beginning from the date hereof and continuing until the date 30 days after the Time of Delivery, not to, and not permit any of their respective subsidiaries or anyone authorized to act on behalf of the Issuers, the Guarantor or their respective affiliates, which it controls, to, without the prior written consent of Goldman, Sachs & Co., offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of Safari II that are substantially similar to the Securities;

(h)That the Issuers and the Guarantor will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Issuers of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Issuers or the Guarantor of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers and the Guarantor will use their reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

(i)That the Issuers will make generally available to security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Issuers occurring after the “effective date” (as defined in Rule 158) of the Registration Statement;

(j)That the Issuers will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act;

(k)Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an “open-end investment company”, “unit investment trust”, “closed-end investment company” or “face-amount certificate company” that is or is required to be registered under Section 8 of the Investment Company Act;

(l)To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” therein;

(m)Except as otherwise permitted by Regulation M under the Exchange Act, none of the Issuers, the Guarantor nor any of their respective affiliates will take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities;

(n)Safari II will (i) complete or deliver to the Escrow Agent on the Closing Date all filings and take all other similar actions required in connection with the perfection of first-priority security interests in the Escrow Property as and to the extent required by the Escrow Agreement and the Indenture and (ii) take all actions necessary to maintain such security interests and to perfect first-priority security interests in any Escrow Property acquired after the Closing Date, in each case as and to the extent required by the Escrow Agreement and the Indenture; and

(o)The Issuers and the Guarantor acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantor with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, each of the Issuers, the Guarantor or any other person. Additionally, none of the Underwriters is advising the Issuers, the Guarantor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantor shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters shall have any responsibility or liability to the Issuers or the Guarantor with respect thereto. Any review by any Underwriter of the Issuers, the Guarantor, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter, as the case may be, and shall not be on behalf of the Issuers, the Guarantor or any other person.

6.Agreement to Pay Certain Fees.

(a)Each of the Issuers and the Guarantor covenants and agrees with the several Underwriters that the Issuers will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus, any other Time of Sale Information, any Issuer Free

Writing Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and distributing the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(d) hereof, including, without limitation, the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee, the Escrow Agent and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee or the Escrow Agent in connection with the Indenture and the Securities and the fees and expenses attributable to creating and perfecting the security interest in the Escrow Property as contemplated by the Escrow Agreement (including the reasonable related fees and expenses of counsel for the Underwriters for all periods prior to and after the Closing Date); (vii) all expenses and fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (viii) the cost of any filings required by Financial Industry Regulatory Authority Inc. and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Sections 9 and 12 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make; and

(b)If (i) this Agreement is terminated pursuant to Section 12, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Issuers and the Guarantor agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

7.Certain Agreements of the Underwriters. Each Underwriter severally agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Issuers and not incorporated by reference into the Registration Statement and any press release issued by the Issuers) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 1(b) or Section 5 above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use term sheets substantially in the form of Annex B hereto without the consent of the Issuers.

8.Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantor herein are, at and as of the date hereof and the Time of Delivery, true and correct, the condition that the Issuers and the Guarantor shall have performed all their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)The Underwriters shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriters, such opinion or opinions, dated the Time of Delivery and addressed to the

Underwriters, with respect to the issuance and sale of the Notes, the issuance of the Guarantee and the Indenture and other related matters as the Underwriters may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

(b)Kirkland & Ellis LLP, counsel for the Issuers, shall have furnished to you their (i) written opinion, dated the Time of Delivery, substantially in the form of Annex C hereto, (ii) negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you and (iii) on the Escrow Release Date, their written opinion, dated the Escrow Release Date, in form and substance reasonably satisfactory to you;

(c)Davis Wright Tremaine LLP, special regulatory counsel to the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form of Annex D hereto;

(d)(i) Safari II, the Trustee and the Escrow Agent shall have executed the Escrow Agreement, and the Representatives shall have received copies thereof and (ii) the Escrow Property shall have been deposited into the Escrow Account;

(e)On the date of the Time of Sale Information and also at the Time of Delivery, each of KPMG LLP, Deloitte & Touche LLP and Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(f)(i) None of the Issuers, the Guarantor, any of their respective subsidiaries or the Acquired Business shall have sustained since the date of the latest audited financial statements included in the Time of Sale Information and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, and (ii) since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus (for clarification purposes, this excludes any amendment or supplement to the each of the Registration Statement, the Time of Sale Information and the Prospectus on or after the date of this Agreement) there shall not have been any change in the capital stock, limited liability company interests, partnership interests or long-term debt of the Issuers, the Guarantor or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ or members’ equity, or results of operations of the Issuers, the Guarantor or any of their respective subsidiaries, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Time of Sale Information and the Prospectus;

(g)Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Issuers by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Issuers (other than an announcement with positive implications of a possible upgrading);

(h)The Underwriters shall have received a counterpart of the Indenture that shall have been executed and delivered by a duly authorized officer of each of the Issuers and the Guarantor;

(i)The Notes shall be eligible for clearance and settlement through DTC;

(j)At the Time of Delivery, the Underwriters shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Issuers and the Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Issuers and the Guarantor, dated as of the Time of Delivery, certifying to the matters set forth in subsections (f) and (g) of this Section 8, and further to the effect that:

(i)the representations, warranties and covenants of the Issuers and the Guarantor set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery;

(ii)the Registration Statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act is pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus has been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information have been complied with; and

(iii)each of the Issuers and the Guarantor have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(k)The Registration Statement shall have become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives; and

(l)On or before the Time of Delivery, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

9.Indemnification and Contribution.

(a)Indemnification of the Underwriters. The Issuers and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus, the Investor Presentation or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through Goldman, Sachs & Co. expressly for use therein;

(b)Indemnification of the Issuers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Issuer, the Guarantor, each of their respective affiliates, officers, directors, employees, members, managers and agents, and each person, if any, who controls an Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Issuers in writing by such Underwriter through Goldman, Sachs & Co. expressly for use in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: in the Preliminary Prospectus and the Prospectus the fourth sentence of the second paragraph, the second sentence of the fourth paragraph and the first through fifth sentences of the sixth paragraph under the heading “Underwriting;”

(c)Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person of the commencement thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which if raised in a proceeding involving both parties would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between it and the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, officers, directors, employees and any control persons of such Underwriter shall be designated in writing by Goldman, Sachs & Co. and any such separate firm for the Issuers and any of their respective affiliates, officers, directors, employees, members, managers and agents and any control persons of the Issuers and the Guarantor, shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, not subject to further appeal, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability provided for in such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person;

(d)Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantor on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;

(e)Limitation on Liability. The Issuers, the Guarantor and the Underwriters each agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint; and

(f)Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

10.Default by an Underwriter.

(a)If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party to this Agreement or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party to this Agreement or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers. that you have so arranged for the purchase of such Securities, or the Issuers notify you that they have so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Information, the Prospectus, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Registration Statement, the Time of Sale Information or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Securities;

(b)If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuers or the Guarantor, except for the expenses to be borne by the Issuers and the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Issuers, or any officer or director or controlling person of the Issuers, and shall survive delivery of and payment for the Securities.

12.Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Issuers or the Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus; or (v) there shall have occurred any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed.

13.Reliance and Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters (or any of them) shall be delivered or sent by mail or facsimile transmission to you as Underwriters (or an Underwriter) to Goldman, Sachs & Co., 200 West Street, New York, New York 10020 (Facsimile: (212) 906-9316), Attention: Registration Department, and if to the Issuers shall be delivered or sent by mail or facsimile transmission to the address of the Issuers set forth in the Prospectus,

Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
14.Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuers, and, to the extent provided in Sections 9 and 11 hereof, the affiliates, officers, directors, employees, members, managers and agents of the Issuers and the affiliates, officers, directors and employees of the Underwriters and each person who controls the Issuers or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.Timeliness. Time shall be of the essence in this Agreement.

16.Authority of the Representatives. Any action by the Underwriters hereunder may be taken by any Representative on behalf of the Underwriters, and any such action taken by such Representative shall be binding upon the Underwriters.

17.Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

19.Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CCOH SAFARI, LLC, as Issuer

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

CCO HOLDINGS, LLC, as Issuer

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

CCO HOLDINGS CAPITAL CORP.,
as Issuer

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

CHARTER COMMUNICATIONS, INC.,
as Guarantor

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

Accepted as of the date hereof

Acting severally on behalf of itself and the
several Underwriters named in Schedule I hereto.

GOLDMAN, SACHS & CO.

By:	/s/ Michael Hickey
Name: Michael Hickey
Title: Managing Director

SCHEDULE I

Underwriters	Aggregate Principal Amount of 2022 Notes to be Purchased	Aggregate Principal Amount of 2024 Notes to be Purchased
Goldman, Sachs & Co.	$405,000,000	$540,000,000
Credit Suisse Securities (USA) LLC	$330,000,000	$440,000,000
Deutsche Bank Securities Inc.	$330,000,000	$440,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$330,000,000	$440,000,000
Citigroup Global Markets Inc.	$22,500,000	$30,000,000
UBS Securities LLC	$21,000,000	$28,000,000
RBC Capital Markets, LLC	$18,000,000	$24,000,000
U.S. Bancorp Investments, Inc..	$18,000,000	$24,000,000
SunTrust Robinson Humphrey, Inc..	$16,500,000	$22,000,000
Macquarie Capital (USA) Inc.	$3,000,000	$4,000,000
RBS Securities Inc.	$3,000,000	$4,000,000
Wells Fargo Securities, LLC	$3,000,000	$4,000,000
Total	$1,500,000,000	$2,000,000,000

Schedule I-1

Annex A

A.	Free Writing Prospectus containing the Terms of the Securities substantially in the form of Annex B.

Annex A-1

Annex B

Issuer Free Writing Prospectus filed pursuant to Rule 433
supplementing the Preliminary Prospectus Supplement dated
October 29, 2014 and the Prospectus dated October 29, 2014
Registration No. 333-199655
October 29, 2014

CCOH SAFARI, LLC
(To be assumed by CCO Holdings, LLC and CCO Holdings Capital Corp. if the Escrow Release occurs)

This Supplement is qualified in its entirety by reference to the Preliminary Prospectus Supplement. The information in this Supplement supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent inconsistent with the information in the Preliminary Prospectus Supplement.
_______________________

Terms Applicable to the Notes

Trade Date:	October 29, 2014
Settlement Date:	November 5, 2014 (T+5)
Underwriters:
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Citigroup Global Markets Inc.
Macquarie Capital (USA) Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
SunTrust Robinson Humphrey, Inc.
UBS Securities LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Use of Proceeds:	If the Acquisition Transactions are consummated, we intend to use the proceeds of this offering to fund a portion of the costs and expenses in connection with the Acquisition Transactions.
Distribution:	SEC Registered (Registration No. 333-199655)
Listing:	None
_______________________

Annex B-1

Terms Applicable to 5.500% Senior Notes due 2022 (the “2022 Notes”)
Aggregate Principal Amount:	$1,500,000,000
Title of Securities:	5.500% Senior Notes due 2022
Final Maturity Date:	December 1, 2022
Issue Price:	100.000%, plus accrued interest, if any
Coupon:	5.500%
Yield to Maturity:	5.500%
Interest Payment Dates:	December 1 and June 1
Record Dates:	November 15 and May 15
First Interest Payment Date:	December 1, 2014
Gross Proceeds:	$1,500,000,000
Underwriting Discount:	1.125%, subject to credit
Net Proceeds to the Issuers before Estimated Expenses:	$1,483,125,000
Optional Redemption:
If the Escrow Release Date occurs, on or after December 1, 2017, the Issuers may redeem all or a part of the 2022 Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount of 2022 Notes) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below:
Year Percentage
2017 104.1250%
2018 102.7500%
2019 101.3750%
2020 and thereafter 100.0000%

From and after the Escrow Release Date and at any time and from time to time prior to December 1, 2017, the Issuers may also redeem the outstanding 2022 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such 2022 Notes to the redemption date, plus the Make-Whole Premium.

Optional Redemption with Equity Proceeds:
Following the Escrow Release Date and at any time prior to December 1, 2017, the Issuers may, on any one or more occasions, redeem up to 40% of the 2022 Notes at a redemption price equal to 105.500% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings.

CUSIP/ISIN Numbers:	CUSIP: 14987E AA5 ISIN: US14987EAA55
Change of Control:	101%
_______________________

Annex B-2

Terms Applicable to 5.750% Senior Notes due 2024 (the “2024 Notes”)
Aggregate Principal Amount:	$2,000,000,000
Title of Securities:	5.750% Senior Notes due 2024
Final Maturity Date:	December 1, 2024
Issue Price:	100.000%, plus accrued interest, if any
Coupon:	5.750%
Yield to Maturity:	5.750%
Interest Payment Dates:	December 1 and June 1
Record Dates:	November 15 and May 15
First Interest Payment Date:	December 1, 2014
Gross Proceeds:	$2,000,000,000
Underwriting Discount:	1.125%, subject to credit
Net Proceeds to the Issuers before Estimated Expenses:	$1,977,500,000
Optional Redemption:
If the Escrow Release Date occurs, on or after December 1, 2019, the Issuers may redeem all or a part of the 2024 Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount of 2024 Notes) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below:
Year Percentage
2019 102.8750%
2020 101.9167%
2021 100.9583%
2022 and thereafter 100.0000%

From and after the Escrow Release Date and at any time and from time to time prior to December 1, 2019, the Issuers may also redeem the outstanding 2024 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such 2024 Notes to the redemption date, plus the Make-Whole Premium.

Optional Redemption with Equity Proceeds:
Following the Escrow Release Date and at any time prior to December 1, 2017, the Issuers may, on any one or more occasions, redeem up to 40% of the 2024 Notes at a redemption price equal to 105.750% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings.

CUSIP/ISIN Numbers:	CUSIP: 14987E AB3 ISIN: US14987EAB39
Change of Control:	101%
_______________________

Annex B-3

Additional Changes to the Preliminary Prospectus Supplement
The aggregate principal amount of Notes to be issued in the offering increased from $1,500,000,000 to $3,500,000,000. This amount will reduce the assumed amount to be funded under the CCO Credit Facilities as reflected under the column “Principal Amount Pro Forma As Adjusted” on page S-32 of the Preliminary Prospectus Supplement by $2,000,000,000.

The disclosure in the Preliminary Prospectus Supplement set forth under the heading “Prospectus Supplement Summary-Financing Transactions” on page S-4 will be revised to reflect that commitments for incremental term loan facilities will be further reduced by $3,500,000,000 (instead of $1,500,000,000) at the closing of this offering.

All other “pro forma” and “as adjusted” information in the Preliminary Prospectus Supplement is amended to reflect the foregoing.

The second paragraph on Page S-52 of the Preliminary Prospectus Supplement under the heading “Description of Notes-Reporting” is amended by inserting “(or other Person which, directly or indirectly, owns 100% of the outstanding common equity interests of the Issuers)” after each reference to “Parent” contained therein.
The sections of the Preliminary Prospectus Supplement set forth on pages S-36 and S-37 of the Preliminary Prospectus Supplement under the headings “Description of Notes-Escrow of Proceeds; Escrow Conditions” and “Description of Notes-Special Mandatory Redemption are deleted and replaced with the following:

“Escrow of Proceeds; Escrow Conditions
Safari II will enter into an escrow agreement (as amended, supplemented or modified from time to time, the “Escrow Agreement”) with U.S. Bank National Association, as escrow agent (in such capacity, together with its successors, the “Escrow Agent”) and the Bank of New York Mellon Trust, N.A., as trustee (in such capacity, together with its successors, the “Trustee”). Pursuant to the Escrow Agreement, on the Issue Date, Safari II will deposit the gross proceeds of the offering of the Notes sold on the Issue Date into an escrow account (the “Escrow Account”) and Safari II will also deposit (or cause to be deposited) to the Escrow Account an amount of cash that, when taken together with the proceeds of the offering of the Notes deposited into the Escrow Account, will be sufficient to fund a Special Mandatory Redemption (as defined below) of each series of the Notes on the first scheduled interest payment date for the Notes, if a Special Mandatory Redemption were to occur on such date (collectively, and together with any other property from time to time held by the Escrow Agent in the Escrow Account including any additional deposit, the “Escrowed Property”). No later than November 24, 2014 (the “First Additional Deposit Date”) and May 25, 2015 (the “Second Additional Deposit Date”; each of the First Additional Deposit Date and the Second Additional Deposit Date is sometimes referred to herein as an “Additional Deposit Date” ) Safari II

Annex B-4

will be required to deposit an additional amount (an “Additional Deposit Amount”) that, together with the amount of Escrowed Property on deposit in the Escrow Account on such date, will be sufficient to (i) in the case of the first Additional Deposit Date, pay all scheduled interest payments through and including June 1, 2015 and (ii) without duplication, fund a Special Mandatory Redemption on (x) in the case of the First Additional Deposit Date, June 1, 2015 and (y) in the case of the Second Additional Deposit Date, the fourth business day after November 5, 2015.
The Escrowed Property will be held in the Escrow Account until the earliest of (i) the date on which the Issuers deliver to the Escrow Agent the Officer’s Certificate referred to in the third succeeding paragraph and (ii) the Special Mandatory Redemption Date determined pursuant to “-Special Mandatory Redemption” below; provided, that, if an interest payment date in respect of the Notes occurs prior to the Escrow Release or a Special Mandatory Redemption Date, then, on such interest payment date, a portion of the Escrowed Property in an amount equal to the amount of accrued and unpaid interest from the Issue Date or the most recent interest payment date, as applicable, shall be released from the Escrow Account by the Escrow Agent and paid to the Trustee for payment to Holders in accordance with the Indenture.
Safari II will grant the Trustee, for its benefit and the benefit of the Holders of the Notes, subject to certain liens of the Escrow Agent, a first-priority security interest in the Escrow Account and all deposits and investment property therein (to the extent of Safari II’s rights therein) to secure the payment of the Special Mandatory Redemption Price (as defined below); provided, however, that such lien and security interest shall automatically be released and terminate at such time as the Escrowed Property is released from the escrow on the Escrow Release Date. The Escrow Agent will invest the Escrowed Property in such Eligible Escrow Investments as the Issuers may from time to time direct in writing.
Prior to the Escrow Release Date, the Notes will be secured by a pledge by Safari II of the Escrow Account and Safari II’s rights to the Escrowed Property. The Escrow Agreement shall provide for the Escrow Agent to release a portion of the Escrowed Property in an amount equal to the amount of accrued and unpaid interest from the Issue Date or the most recent interest payment date, as applicable, prior to the Escrow Release in order to satisfy the interest payment obligations in respect of the Notes under the Indenture as set forth under “-Principal, Maturity and Interest.”
Other than in connection with the payment of a semi-annual interest payment as set forth under “-Principal, Maturity and Interest” and pursuant to the second preceding paragraph, Safari II will only be entitled to direct the Escrow Agent to release Escrowed Property (in which case the Escrowed Property will be paid to or as directed by Safari II) (the “Escrow Release”) upon delivery to the Escrow Agent, on or prior to the date on which a Special Mandatory Redemption Event (as defined below) has occurred, an Officer’s Certificate, certifying that the following conditions have been or, substantially concurrently with the release of the Escrowed Property, will be satisfied (the date of the Escrow Release is hereinafter referred to as the “Escrow Release Date”): (A) Safari II shall have been merged into CCO Holdings and the Issuers shall have, pursuant to a

Annex B-5

supplemental indenture to the Indenture, assumed all obligations of Safari II in respect of the Notes, (B) all conditions precedent to the consummation of the Acquisition Transactions will have been satisfied or waived in accordance with the terms of the Acquisition Agreement (other than those conditions that by their terms are to be satisfied substantially concurrently with the consummation of the Acquisition Transactions) and (C) the Escrowed Property will have been used to consummate the Acquisition Transactions; provided that the terms of the Acquisition Agreement shall not have been amended, modified, consented to or waived and the Acquisition Agreement shall not have been terminated on or prior to the Escrow Release Date except for such amendments, consents or waivers that are not materially adverse to CCI, the Issuers or any of their subsidiaries (after giving effect to the consummation of the Acquisition Transactions), taken as a whole, or to the Holders of the Notes (it being understood that any reduction in the purchase price of, or consideration for, the Acquisition Transactions are not materially adverse to the interests of the Holders of the Notes). The Escrow Release shall occur promptly upon satisfaction of the conditions set forth above. Upon the occurrence of the Escrow Release, the Escrow Account shall be reduced to zero and the Escrowed Property shall be released in accordance with the direction of Safari II.
Special Mandatory Redemption
If (i) the Escrow Agent has not received the Officer’s Certificate described above under “-Escrow of Proceeds; Escrow Conditions,” on or prior to November 5, 2015, (ii) Safari II notifies the Escrow Agent and the Trustee in writing that the Issuers will not pursue the consummation of the Acquisition Transactions and that the Acquisition Agreement has been terminated in accordance with its terms, or (iii) Safari II fails to deposit any Additional Deposit Amount on or prior to the applicable Additional Deposit Date to timely deposit (each of the above, a “Special Mandatory Redemption Event”), then the Escrow Agent shall, without the requirement of notice to or action by Safari II, the Trustee or any other Person, liquidate and release the Escrowed Property (including investment earnings thereon and proceeds thereof) to the Trustee and the Trustee shall apply (or cause a paying agent to apply) such proceeds to redeem the Notes (the “Special Mandatory Redemption”) on the fourth business day following the Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, at a redemption price (the “Special Mandatory Redemption Price”), equal to 100% of the issue price of the Notes, plus accrued and unpaid interest from the Issue Date or the most recent date to which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date. On the Special Mandatory Redemption Date, the Trustee will pay to Safari II any Escrowed Property in excess of the amount necessary to effect the Special Mandatory Redemption.”
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The Issuers and the guarantor have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the Issuers and

Annex B-6

the guarantor have filed with the SEC for more complete information about the Issuers, the guarantor and this offering. You may get these documents for free by visiting the SEC Web site at www.sec.gov.

Annex B-7

ANNEX C

Form of Opinion of Kirkland & Ellis LLP

Annex C-1

ANNEX D

Form of Opinion of Davis Wright Tremaine LLP

Annex D-1